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                           INNOVASIVE DEVICES, INC.

                 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     1.   Purpose.  This 1996 Non-Employee Director Stock Option Plan
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(hereinafter, the "Plan") is intended to promote the interests of Innovasive
Devices, Inc., a Massachusetts corporation (the "Company"), by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

     2.   Available Shares.  The total number of shares of Common Stock, par
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value $.0001 per share, of the Company (the "Common Stock") for which options may be granted under the Plan shall not exceed 150,000 shares, subject to adjustment in accordance with paragraph 10 of the Plan. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the Plan.

     3.   Administration.  The Plan shall be administered by the Board or by the
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Compensation Committee appointed by the Board (the "Committee").  In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to establish, amend and waive the terms and conditions of individual options and purchase authorizations granted hereunder, including, without limitation, terms and conditions relating to vesting, exercisability, and effect of termination of employment by the Company, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

     Effective on and after June 6, 1996, the date the Company first registered its Common Stock under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the selection of any director of the Company to whom Options may be granted pursuant to the Plan, the determination of the number of shares of Common Stock which may be covered by Options granted to any such director pursuant to the Plan, the specification of the price at which shares of Common Stock may be purchased pursuant to Options granted to any such director pursuant to the Plan and the time or times at which Options may be granted to any such director pursuant to the Plan shall be made solely by (i) a committee of two or more non-employee directors (as defined in Rule 16b-3(b)(3)(i) under the Exchange Act as adopted by the Securities and Exchange Commission effective as of August 15, 1996 or as effective from time to time thereafter) or (ii) the Board.

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     4.   Granting of Options.
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          (a) Annual Grants.  At each annual meeting of the Board and during the
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term of the Plan, each person who is then serving on the Board and who is not a current employee or officer of the Company shall automatically be granted an option to purchase 2,500 shares of Common Stock, subject to the availability of shares under the Plan, provided that such person has not received at such annual meeting a grant pursuant to Section 4(b).

          (b) Initial Grants.  Each new director who is not a current employee
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or officer of the Company shall receive upon his initial election to the Board of Directors an option to purchase 10,000 shares of Common Stock.

     Except for the specific options referred to above, no other options shall be granted under the Plan.

     5.   Option Price.  The purchase price of the stock covered by an option
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granted pursuant to the Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of the Plan. For purposes of the Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or on a national securities exchange. If, at the time an option is granted under the Plan, the Company's stock is not publicly traded, "fair market value" shall be the fair market value on the date the option is granted as determined by the Board in good faith.

     6.   Period of Option.  Unless sooner terminated in accordance with the
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provisions of paragraph 8 of the Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

     7.   Vesting of Shares and Non-transferability of Options.
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          (a) Vesting.  Options granted under the Plan shall not be exercisable
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until they become vested.  Options granted under the Plan shall vest in the
Optionee and thus become exercisable by the Optionee in four annual installments of 25% each on the first, second, third and fourth anniversaries of the date of grant.

          (b) Legend on Certificates.  The certificates representing such shares
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shall carry such appropriate legend and such written instructions shall be given to the Company's transfer agent as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

          (c) Non-transferability.  Any option granted pursuant to the Plan
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shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and shall be exercisable during the optionee's lifetime only by him or her.

     8.   Termination of Option Rights.
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          (a)  In the event an optionee ceases to be a member

of the Board for any reason, including death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board, or, in the event of death or permanent disability, within one year of the date of death or permanent disability; and all options shall terminate after the 180-day or one year period, as the case may be, has expired.

          (b) Notwithstanding the provisions in this paragraph 8, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of a participant's termination of employment by the Company.

     9.   Exercise of Option.  Subject to the terms and conditions of the Plan
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and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company at its principal office address, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and

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guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

     10.  Adjustments Upon Changes in Capitalization and Other Matters.  Upon
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the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a) Stock Dividends.  In the event the Company shall issue any of its
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shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

          (b) Merger; Consolidation; Liquidation; Sale of Assets.  In the event
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the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clauses (iii), (iv) and (v) below, after the effective date of such merger, consolidation or sale, as the case may be, each

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holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) the Board may waive any discretionary limitations imposed with respect to the exercise of the option so that all options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option, and each such holder thereof shall have the right to exercise such option in full (without regard to any discretionary limitations imposed with respect to the option) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (iv) all outstanding options may be cancelled by the Board as of the date of any such merger, consolidation, liquidation or sale, provided that notice of such cancellation shall be given to each holder of an option and each such holder thereof shall have the right to exercise such option but only to the extent exercisable in accordance with any discretionary limitations imposed with respect to the option prior to the effective date of such merger, consolidation, liquidation or sale; or (v) the Board may provide for the cancellation of all outstanding options and for the payment to the holders thereof of some part or all of the amount by which the value thereof exceeds the payment, if any, which the holder would have been required to make to exercise such option.

          (c) Issuance of Securities.  Except as expressly provided herein, no
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issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          (d)  No Fractional Shares.  No fractional shares shall actually be
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issued under the Plan.  Any fractional shares which, but for this subparagraph
(d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

          (e) Adjustments.  Upon the happening of any of the foregoing events,
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the class and aggregate number of shares set forth in paragraph 2 of the Plan that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such

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events.  The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

     11.  Restrictions on Issuance of Shares.  Notwithstanding the provisions of
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paragraphs 4 and 9 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

        (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

        (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     12.  Representation of Optionee.  If requested by the Company, the optionee
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shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     13.  Option Agreement.  Each option granted under the provisions of the
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Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf for the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the officer executing it.

     14.  Term and Amendment of Plan.  The Plan was adopted by the Board on
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April 2, 1996 and approved by the stockholders of the Company on April 2, 1996.
Options may no longer be granted under the Plan after April 1, 2006, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that
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the Board may not, without approval by the stockholders,  (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Section 11), (b) materially modify the

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requirements as to eligibility to participate in the Plan, (c) materially increase benefits accruing to option holders under the Plan or (d) amend the Plan in any manner which would cause Rule 16b-3 to become inapplicable to the Plan; and provided further that the provisions of the Plan specified in Rule
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16b-3(d) (or any successor or amended provision thereof) under the Securities
Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

     15.  Compliance with Regulations.  It is the Company's intent that the Plan
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comply with all respects with Rule 16b-3 under the Securities Exchange Act of
1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

     16.  Governing Law.  The validity and construction of the Plan and the
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instruments evidencing options shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.





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